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                                  FORM 8-K
                                  --------



                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                               CURRENT REPORT
                               --------------



                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



Date of Report (date of earliest event Reported) October 20, 1995
                                                 ----------------




                        THE COLUMBIA GAS SYSTEM, INC.
                        -----------------------------
           (Exact name of registrant as specified in its charter)


          Delaware                    1-1098            13--1594808
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(State of other jurisdiction        (Commission       (IRS Employer
      of incorporation)             File Number)    Identification No.)


               20 Montchanin Road, Wilmington, Delaware  19807
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                  (Address of principal executive offices)


      Registrant's telephone number, including area code (302) 429-5000
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Item 5.  Other Events

         Information contained in a News Release dated October 19, 1995, is incorporated herein by reference.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   The Columbia Gas System, Inc.
                                                   -----------------------------
                                                             (Registrant)




                                                   By     /s/ R. E. Lowe
                                                     -------------------
                                                             Vice President &
                                                             Controller

Date:  October 20, 1995
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Contacts:          Media -     W. R. McLaughlin (302) 429-5443
                               H. W. Chaddock (302) 429-5261
                   Analysts -  T. L. Hughes (302) 429-5363
                               K. P. Murphy (302) 429-5471


FOR IMMEDIATE RELEASE                                           October 19, 1995



              FORMER SECRETARY OF INTERIOR AND ENERGY DONALD HODEL
               ELECTED TO COLUMBIA GAS SYSTEM BOARD OF DIRECTORS


         WILMINGTON, DEL. -- Donald P. Hodel, a former Secretary of Energy and Secretary of the Interior, has been elected a director of The Columbia Gas System, Inc., (NYSE:CG) the company announced today. Hodel's election increases the Board's membership to 14.

         Columbia System Chairman Oliver G. Richard III said the company "is fortunate to have an individual with Mr. Hodel's knowledge and understanding of energy and environmental issues become a member of its board. His insights into these critical areas will be of immense value to the company."

         Hodel, 60, was Secretary of the Department of Energy from 1982 to 1985 and Secretary of the Department of the Interior from 1985 to 1989. He also served as administrator of the Bonneville Power Administration and is the founder and managing director of Summit Group International, Ltd., an energy consulting firm. He is on the boards of directors of several companies and public groups.

         Hodel was graduated from Harvard and obtained his law degree from the University of Oregon School of Law. He was awarded the Presidential Citizens Medal and holds doctors of law degrees from Liberty University, Alabama A.& M. University and Pepperdine University.

         The Columbia Gas System, Inc., is one of the nation's largest natural gas systems. It consists of a holding company and 18 subsidiaries that are engaged in the exploration, production, purchase, marketing, storage, transmission and distribution of natural gas, as well as other energy operations such as cogeneration.